UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒         Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

Everbridge, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Everbridge, Inc., a Delaware corporation (“Everbridge”) by Project Emerson Parent, LLC, a Delaware corporation (“Parent”), pursuant to the terms of an Amended and Restated Agreement and Plan of Merger, dated February 29, 2024, by and among Everbridge, Parent and Project Emerson Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), which amended and restated the Agreement and Plan of Merger, dated February 4, 2024, by and among Everbridge, Parent and Merger Sub:

(i)	Employee Letter

(ii)	Employee FAQs

Each item above was first used or made available on March 1, 2024.

Employee Letter

To: Everbridge Employees

From: David Wagner

Subject: Thoma Bravo Transaction Update

Team,

Moments ago, we announced that Everbridge and Thoma Bravo have amended the terms of our original agreement, increasing the transaction price to $35.00 per share, $6.40 per share higher than the original transaction price. This is a positive outcome, and we believe it is further evidence of the remarkable value we’ve created together.

As part of our original merger agreement with Thoma Bravo, our Board of Directors negotiated what’s known as a “go-shop” period, which allowed Everbridge to actively engage with certain third parties regarding acquiring the company. During this process, a third party proposed a higher price per share than the price in the original agreement with Thoma Bravo, which led to Everbridge and Thoma Bravo entering into an amended and restated merger agreement, providing for the higher price of $35.00 per share.

Importantly, the rationale and dynamics for this transaction remain consistent. Three weeks ago, I shared my perspectives on why the transaction is in the best interests of Everbridge and its stockholders, including why a sale of the business is beneficial to Everbridge’s future and why becoming a private company will enable us to accelerate our strategic goals and growth efforts. I continue to hold all those beliefs.

In terms of next steps, the transaction is still expected to close in the second calendar quarter of 2024, subject to the satisfaction of certain customary closing conditions and approvals. Until then, we will remain an independent public company and the guidance we shared about what you should do remains unchanged. Let’s all remain focused on our day-to-day responsibilities and delivering for our customers. You can find an updated FAQ on MyBridge.

We expect today’s announcement will generate increased interest in our company. Consistent with company policy, please direct any inquiries you receive from the media to Jeff Young at jeff.young@everbridge.com and any inquiries you receive from investors or analysts to Nandan Amladi at nandan.amladi@everbridge.com.

On a closing note, I want to reiterate my gratitude to all of you, for your relentless focus and dedication to Everbridge, and for your unwavering commitment to our company and our mission.

As always, thank you for all you do.

Dave

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement on Schedule 14A. Following the filing of the definitive proxy statement (the “proxy statement”) with the SEC, Everbridge will mail the proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF EVERBRIDGE ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers, consisting of David Benjamin, Richard D’Amore, Alison Dean, Rohit Ghai, David Henshall, Kent Mathy, Simon Paris, Sharon Rowlands, who are the non-employee members of the Board of Directors of Everbridge (the “Board”), and David Wagner, Chief Executive Officer, President and a member of the Board of Directors of Everbridge, and David Rockvam, Executive Vice President, Chief Financial Officer and Treasurer, may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about its directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders filed with the SEC on April 13, 2023 (the “2023 Proxy Statement”) and under Item 5.02 in the current reports on Form 8-K filed with the SEC on December  20, 2022 and February 5, 2024. To the extent that Everbridge’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Since the “as of” date in the 2023 Proxy Statement, (a) each of Mr. Benjamin and Mr. Ghai received a grant of 5,747 restricted stock units of Everbridge (“RSUs”) that vested on December 31, 2023 and a grant of 8,068 RSUs that will vest on May 25, 2024 provided that each such director continues to serve on the Board at such date, in addition to any customary non-equity annual compensation paid to non-employee directors, which consists of an annual cash retainer of $40,000, plus an additional cash retainer per year for committee membership, (b) Mr. D’Amore had 4,176 RSUs that vested on May 31, 2023, acquired 11,000 shares of common stock of Everbridge (“Common Stock”), and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that he continues to serve on the Board at such date, (c) each of Ms. Dean, Mr. Mathy and Ms. Rowlands had 4,176 RSUs that vested on May 31, 2023 and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that each such director continues to serve on the Board at such date, (d) Mr. Henshall had 8,331 RSUs that vested on January 31, 2023, had 8,330 RSUs that vested on January 31, 2024, acquired 20,000 shares of Common Stock on May 30, 2023, and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that he continues to serve on the Board at such date, (e) Mr. Paris had 1,700 RSUs that vested on February 28, 2023, had 4,176 RSUs that vested on May 31, 2023, acquired 3,000 shares of Common Stock, and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that he continues to serve on the Board at such date, (f) Mr. Wagner had 12,500 RSUs that vested on October 31, 2023, 3,160 of which were withheld by Everbridge to satisfy tax withholding obligations and had 12,500 RSUs that vested on January 31, 2024, 3,431 of which were withheld by Everbridge to satisfy tax withholding obligations and (g) on March 7, 2024, Mr. Rockvam will receive a grant of 115,000 RSUs that will vest over four years with 25% vesting after year one and quarterly thereafter and a grant of 115,000 performance share units of Everbridge that will vest based on performance measures determined by the Board at the time of grant, 55,000 of which will be forfeited for no consideration upon the consummation of the proposed merger. In the proposed merger, outstanding equity awards held by Everbridge’s non-employee directors will accelerate vesting prior to the consummation of the proposed merger, and outstanding equity awards held by Everbridge’s executive officers will be treated in accordance with their respective equity award agreements and as described in the 2023 Proxy Statement under the caption “Executive Compensation—Everbridge Executive Compensation Program—Potential Payments upon Change in Control.” Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed merger to be filed with the SEC or incorporated by reference therein when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the proposed merger. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Common Stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on February 27, 2024, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Everbridge from time to time with the SEC. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Employee FAQs

Employee FAQs on: EVBG and Thoma Bravo Enter into Amended and Restated Merger Agreement

This FAQ has been updated to reflect our amended and restated merger agreement with Thoma Bravo. The questions about what to expect are unchanged from the original FAQ.

1.	What did you announce?

•	We announced a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm.

•

Under the terms of the agreement, Everbridge shareholders will receive $35.00 per share in cash, which represents a 62% premium to the Everbridge 90-day volume-weighted average share price as of February 2, 2024, the last trading day prior to the announcement of the original merger agreement.

•	At the close of the transaction, Everbridge will become a private company, and our stock will no longer trade on the public market.

•	Thoma Bravo has a proven track record of helping companies grow and meet their objectives. They recognize our team’s talent, share our vision and are excited to work with us to reach our potential.

2.	Who is Thoma Bravo? Why are they a good partner for Everbridge?

•	Thoma Bravo is one of the most experienced and successful software investors in the world.

•	They have comprehensive experience in the risk, compliance and safety sectors and a proven track record of partnering with organizations to create long-term, sustainable growth.

•	Thoma Bravo places a strong emphasis on collaboration and building even stronger companies.

•	They have great respect for our platform and our team and are excited to work with us to continue to scale our business.

3.	Why did Everbridge enter into this transaction? Why now? Does this change our strategy or mission?

•	We believe this is a great transaction for Everbridge.

•

The Board and management team regularly review our strategy against other market opportunities to maximize value. This transaction is the result of a thorough and deliberate process involving multiple parties to achieve that objective.

•

We also believe partnering with Thoma Bravo will best position us to support our customers now and into the future. Over the last several years, we have expanded and evolved our business to support customers in an increasingly complex threat landscape. With Thoma Bravo’s support, we believe we will be even better positioned to broaden our capabilities to deliver better reliability, security and compliance for our customers.

4.	When will the transaction close? What can I expect between now and then?

•	The pending transaction is expected to close in the second calendar quarter of 2024 following the receipt of shareholder approval and other customary closing conditions.

•	Until the transaction closes, we will continue to operate as an independent, publicly traded company. There are no changes to your role, responsibilities or reporting structure.

5.	What is a “go-shop”? What happened during this period?

•

As part of our merger agreement with Thoma Bravo, our Board of Directors negotiated what’s known as a “go-shop” period, which allowed to actively engage with certain third parties that may be interested in acquiring the company.

•	The goal of the go-shop was to provide another opportunity to maximize value for shareholders.

•

During this process, a third party proposed a higher price per share than the price in the original agreement with Thoma Bravo, which led to Everbridge and Thoma Bravo entering into an amended and restated merger agreement providing for the higher price of $35.00 per share.

6.	What does this mean for employees?

•

Until the transaction closes, we will continue to operate as an independent, publicly traded company, and it is business as usual. There are no changes to our strategy or objectives, your role or responsibilities, or any company policies. Let’s keep up the great work and continue to support our customers.

•	Even after the transaction closes, we expect to operate much the same as we do today. We will continue to be OneEverbridge.

•	We expect to continue to build on our values and unlock new and exciting opportunities for many members of our team as we grow our business with their partnership after closing.

7.	Will we keep our name and brand once the transaction closes?

•	We expect that our business will continue to operate under the Everbridge name and brand.

8.	How will this announcement affect our day-to-day responsibilities and/or reporting structures?

•	Until the transaction closes, we will continue operate as an independent, publicly traded company. There are no changes to your role, responsibilities or reporting structure.

•	While there are still many decisions to be made, even after the transaction closes, we expect to operate much the same as we do today.

•	Thank you for staying focused on your day-to-day responsibilities and supporting our customers!

9.	Will our compensation, benefits or bonus structures change as a result of this transaction?

•	Until the transaction closes, we will continue operate as an independent, publicly traded company. There are no changes to compensation, benefits or bonus structures.

•

In terms of what will happen post-close, it’s important to note that Thoma Bravo shares a similar commitment to providing competitive compensation and benefits plans to employees in recognition of the important role our employees play in our success.

10.	Are there any changes to our 2024 objectives?

•	No, our 2024 objectives remain the same. The best thing we can all do is continue to work hard and deliver for our customers.

11.	Can we still take planned vacations? Are there any changes to time off or sick leave policies?

•	There are no changes to time off or sick leave policies. You should take your planned vacations!

12.	I own Everbridge stock. What will happen to my stock?

•	For employees who are shareholders of Everbridge, upon the closing of the transaction, you will receive $35.00 in cash for each share of Everbridge that you own.

•	Until the transaction closes, our stock will continue to trade on the public market.

13.	Can I trade company stock or exercise my stock options between now and closing?

•

Until the transaction closes, our stock will continue to trade on the public market, and you can continue to make investment and trading decisions within our existing policies and regulations, including our insider trading policy.

14.	Will I continue to be subject to trading windows?

•	All trading windows will be closed until further notice.

15.	What happens to my vested and unvested equity awards prior to closing?

•	Until closing, equity awards will continue to vest in the ordinary course and our stock will continue to trade on the public market.

16.	What happens to my vested equity awards at closing?

•

Vested equity awards will be paid out in cash as part of the closing of the transaction. The cash amount per share will be equal to the purchase price for the pending transaction of $35.00 (and in the case of options the price per share of $35.00 will be reduced by the per share exercise price of the option.)

•	All payments will be subject to tax withholding.

17.	What happens to my unvested equity awards at closing?

•

Unvested equity awards will be paid out in cash per the terms of your current vesting schedule agreement. Unvested PSUs will pay out assuming targets were met. The cash amount per share will equal the purchase price for the pending transaction of $35.00 (and in the case of options the per share price of $35.00 will be reduced by the per share exercise price of the option).

•	All payments will be subject to tax withholding.

18.	I am currently participating in the ESPP. What happens next?

•

Employees participating in the purchasing period from September 2, 2023 through March 1, 2024 will continue to contribute through the month of February, provided they don’t change their contribution rate to 0%. The purchase for this purchasing period will be completed, as scheduled, on March 1, 2024.

19.	What is the expected purchase price for the current ESPP purchasing period ending on March 1, 2024?

•

The purchase price will be 85% of the lesser of Fair Market Value on the Offering Date (September 5, 2023 due to market closure on September 4) or Purchase Date, March 1, 2024. The Thoma Bravo purchase price of $35.00 per share does not impact this calculation.

20.	What should I do with my shares once they are purchased?

•

As in previous purchases, purchased shares will be deposited into your personal ESPP account maintained by Shareworks generally within 3 business days. It is your decision whether to hold the shares or to sell them. Consult a professional tax advisor for guidance specific to your own situation. Any shares left in your Shareworks account when the acquisition closes will be converted to cash and you will receive $35.00 in cash for each share of Everbridge that you own.

21.	Will we have an open enrollment for the next contribution/offering period?

•	The ESPP will be discontinued after the March 1, 2024 purchase date. No open enrollment will be held.

22.	Will there be new equity awards and bonus structures for employees after the closing?

•	As we will no longer have publicly traded stock following the completion of the transaction, we do expect to make some adjustments to our equity-based programs.

•	We will work with Thoma Bravo to provide both short- and long-term incentive strategies for employees post-close.

•	We will provide updates as these decisions are finalized.

23.	What does this mean for our hiring strategy and outstanding offer letters?

•	We are continuing with our current hiring strategy. There is no impact on outstanding employee offer letters.

24.	What does it mean to become a private company? Are there differences we will notice?

•	As a private company, we will no longer trade on any public exchange. We will no longer have quarterly reporting requirements or public shareholders.

•	While we will be changing ownership once the transaction closes, we expect to continue operating much the same as we do today.

•	Our mission will remain to keep people safe and organizations running, and we will maintain a culture that is customer-first and that prioritizes learning, integrity and people.

•	As a private company, we will have the capacity to become a more agile organization even as we increase investments in innovation and our go-to-market platform.

25.	What should I tell customers and partners who ask about this announcement?

•

We reached out to our customers and partners to share this exciting news. We will also share messaging with the relevant teams that you can leverage in conversations with customers and partners about the pending transaction.

•

In short, you can tell them we are confident partnering with Thoma Bravo will best position us to support our customers now and into the future. Both before and after the close, our team will continue to support our customers and partners as we always have.

26.	Can I post about the pending transaction on social media?

•	We ask that you please refrain from posting or otherwise commenting publicly, consistent with our policies and social media guidelines.

27.	What do I do if I’m contacted by the media, investors or other third parties?

•

Consistent with company policy, please do not respond, and immediately forward inquiries from investors or analysts to Nandan Amladi at nandan.amladi@everbridge.com. Inquiries from the media or other outside parties should be sent to Jeff Young at jeff.young@everbridge.com.

28.	Who do I contact if I have further questions?

•	If you have any additional questions, please feel free to reach out to your manager or a member of the ELT.

•	Please keep in mind that it is early in the process, and we don’t have all of the answers today. We will keep you informed as we have updates to share.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed merger, Everbridge, Inc. (“Everbridge”) intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a preliminary and definitive proxy statement on Schedule 14A. Following the filing of the definitive proxy statement (the “proxy statement”) with the SEC, Everbridge will mail the proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS OF EVERBRIDGE ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT WILL BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE THEREIN WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and stockholders will be able to obtain copies of the proxy statement (when available) and other documents filed by Everbridge with the SEC, without charge, through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Everbridge will be available free of charge under the SEC Filings heading of the Investor Relations section of Everbridge’s website ir.everbridge.com.

PARTICIPANTS IN THE SOLICITATION

Everbridge and its directors and certain of its executive officers, consisting of David Benjamin, Richard D’Amore, Alison Dean, Rohit Ghai, David Henshall, Kent Mathy, Simon Paris, Sharon Rowlands, who are the non-employee members of the Board of Directors of Everbridge (the “Board”), and David Wagner, Chief Executive Officer, President and a member of the Board of Directors of Everbridge, and David Rockvam, Executive Vice President, Chief Financial Officer and Treasurer, may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information about its directors and certain of its executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, can be found under the captions “Security Ownership of Certain Beneficial Owners and Management,” “Executive Compensation,” and “Director Compensation” contained in the proxy statement for the Everbridge 2023 Annual Meeting of Stockholders filed with the SEC on April 13, 2023 (the “2023 Proxy Statement”) and under Item 5.02 in the current reports on Form 8-K filed with the SEC on December  20, 2022 and February 5, 2024. To the extent that Everbridge’s directors and executive officers and their respective affiliates have acquired or disposed of security holdings since the applicable “as of” date disclosed in the 2023 Proxy Statement, such transactions have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Since the “as of” date in the 2023 Proxy Statement, (a) each of Mr. Benjamin and Mr. Ghai received a grant of 5,747 restricted stock units of Everbridge (“RSUs”) that vested on December 31, 2023 and a grant of 8,068 RSUs that will vest on May 25, 2024 provided that each such director continues to serve on the Board at such date, in addition to any customary non-equity annual compensation paid to non-employee directors, which consists of an annual cash retainer of $40,000, plus an additional cash retainer per year for committee membership, (b) Mr. D’Amore had 4,176 RSUs that vested on May 31, 2023, acquired 11,000 shares of common stock of Everbridge (“Common Stock”), and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that he continues to serve on the Board at such date, (c) each of Ms. Dean, Mr. Mathy and Ms. Rowlands had 4,176 RSUs that vested on May 31, 2023 and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that each such director continues to serve on the Board at such date, (d) Mr. Henshall had 8,331 RSUs that vested on January 31, 2023, had 8,330 RSUs that vested on January 31, 2024, acquired 20,000 shares of Common Stock on May 30, 2023, and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that he continues to serve on the Board at such date, (e) Mr. Paris had 1,700 RSUs that vested on February 28, 2023, had 4,176 RSUs that vested on May 31, 2023, acquired 3,000 shares of Common Stock, and received a grant of 8,068 RSUs that will vest on May 25, 2024 provided that he continues to serve on the Board at such date, (f) Mr. Wagner had 12,500 RSUs that vested on October 31, 2023, 3,160 of which were withheld by Everbridge to satisfy tax withholding obligations and had 12,500 RSUs that vested on January 31, 2024, 3,431 of which were withheld by Everbridge to satisfy tax withholding obligations and (g) on March 7, 2024, Mr. Rockvam will receive a grant of 115,000 RSUs that will vest over four years with 25% vesting after year one and quarterly thereafter and a grant of 115,000 performance share units of Everbridge that will vest based on performance measures determined by the Board at the time of grant, 55,000 of which will be forfeited for no consideration upon the consummation of the proposed merger. In the proposed merger, outstanding equity awards held by Everbridge’s non-employee directors will accelerate vesting prior to the consummation of the proposed merger, and outstanding equity awards held by Everbridge’s executive officers will be treated in accordance with their respective equity award agreements and as described in the 2023 Proxy Statement under the caption “Executive Compensation—

Everbridge Executive Compensation Program—Potential Payments upon Change in Control.” Stockholders may obtain additional information regarding the interests of such participants by reading the proxy statement and other relevant materials regarding the proposed merger to be filed with the SEC or incorporated by reference therein when they become available. Investors should read the proxy statement carefully when it becomes available before making any voting or investment decisions.

FORWARD-LOOKING STATEMENTS

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “continue,” “guidance,” “expect,” “outlook,” “project,” “believe” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the benefits of and timeline for closing the proposed merger. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of Everbridge management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Everbridge. These forward-looking statements are subject to a number of risks and uncertainties, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could delay the consummation of the proposed transaction or cause the parties to abandon the proposed transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into in connection with the proposed transaction; the possibility that Everbridge stockholders may not approve the proposed transaction; the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Common Stock; the risk of any unexpected costs or expenses resulting from the proposed transaction; the risk of any litigation relating to the proposed transaction; and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Everbridge to retain and hire key personnel and to maintain relationships with customers, vendors, partners, employees, stockholders and other business relationships and on its operating results and business generally. Further information on factors that could cause actual results to differ materially from the results anticipated by the forward-looking statements is included in the Everbridge Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC on February 27, 2024, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings made by Everbridge from time to time with the SEC. These filings, when available, are available on the investor relations section of the Everbridge website at https://ir.everbridge.com or on the SEC’s website at https://www.sec.gov. If any of these risks materialize or any of these assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Everbridge presently does not know of or that Everbridge currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. The forward-looking statements included in this communication are made only as of the date hereof. Everbridge assumes no obligation and does not intend to update these forward-looking statements, except as required by law.